Exhibit 10.2

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2025, by and between EVIE HOLDINGS, LLC (“Lender”) and MOVANO Inc., a Delaware corporation (the “Borrower”).

RECITALS

A. On August 6, 2025, Lender made a loan to Borrower in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the “Loan”). The Loan is evidenced by that certain Loan Agreement, dated as of August 6, 2025, by and between Lender and Borrower (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”). Capitalized terms used in this Amendment without definition have the meanings assigned to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and intending to be legally bound, Borrower and Lender hereby agree as follows:

1. Amendments to Loan Agreement. Effective on and as of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended to delete the definition of “Maturity Date” therefrom in its entirety and replace it with the following:

“Maturity Date” means November 5, 2025.

3. Loan Agreement Generally. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents. Notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document, the provisions of this Amendment shall control with respect to the subject matter contained herein. To the extent of any inconsistency or conflict between this Amendment and the Loan Agreement or any other Loan Document, this Amendment shall govern, and the conflicting or inconsistent provisions of the Loan Agreement or such other Loan Document shall be, and hereby are, solely to the extent of any such inconsistency or conflict, superseded and of no further force or effect.

4.  Miscellaneous. This Amendment may be executed in one or more counterparts, each of which, when executed, shall be deemed an original, and such counterparts, together, shall constitute one and the same instrument which shall sufficiently be evidenced by one of such original counterparts. This Amendment constitute the entire agreement between the parties hereto with respect to the transactions contemplated herein, and they supersede all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein and therein.

5. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

7. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8. JURY TRIAL WAIVER. THE BORROWER AND THE LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER:

MOVANO INC.

/s/ J. Cogan
Name:	J. Cogan
Title:	CFO

LENDER:

EVIE HOLDINGS, LLC

/s/ Peter Appel
Name:	Peter Appel
Title: